                                                                      Exhibit 14


                               POWER OF ATTORNEY

                   With Respect to the Canada Life of America
                           Variable Annuity Account 1

Know all men by these presents that Kenneth T. Ledwos whose signature appears below, constitutes and appoints Ronald E. Beettam and Thomas C. Scott and each of them, his attorneys-in-fact, with power of substitution, and each of them in any and all capacities, to sign any reports and amendments thereto for the Form N-4 for the Canada Life of America Variable Annuity Account 1 and to file the same, with exhibits thereto and other documents, in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.

Date: March 10, 2000


                                    /s/Kenneth T. Ledwos
                                    --------------------
                                    Kenneth T. Ledwos

                               POWER OF ATTORNEY

                   With Respect to the Canada Life of America
                           Variable Annuity Account 1

Know all men by these presents that Ronald E. Beettam whose signature appears below, constitutes and appoints Ronald E. Beettam and Thomas C. Scott and each of them, his attorneys-in-fact, with power of substitution, and each of them in any and all capacities, to sign any reports and amendments thereto for the Form N-4 for the Canada Life of America Variable Annuity Account 1 and to file the same, with exhibits thereto and other documents, in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.

Date: March 10, 2000


                                    /s/Ronald E. Beettam
                                    --------------------
                                    Ronald E. Beettam

                               POWER OF ATTORNEY

                   With Respect to the Canada Life of America
                           Variable Annuity Account 1

Know all men by these presents that D. A. Loney whose signature appears below, constitutes and appoints Ronald E. Beettam and Thomas C. Scott and each of them, his attorneys-in-fact, with power of substitution, and each of them in any and all capacities, to sign any reports and amendments thereto for the Form N-4 for the Canada Life of America Variable Annuity Account 1 and to file the same, with exhibits thereto and other documents, in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.

Date: March 10, 2000


                                    /s/D. A. Loney
                                    --------------
                                    D. A. Loney

                               POWER OF ATTORNEY

                   With Respect to the Canada Life of America
                           Variable Annuity Account 1

Know all men by these presents that H. A. Rachfalowski whose signature appears below, constitutes and appoints Ronald E. Beettam and Thomas C. Scott and each of them, his attorneys-in-fact, with power of substitution, and each of them in any and all capacities, to sign any reports and amendments thereto for the Form N-4 for the Canada Life of America Variable Annuity Account 1 and to file the same, with exhibits thereto and other documents, in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.

Date: March 10, 2000


                                    /s/H. A. Rachfalowski
                                    ---------------------
                                    H. A. Rachfalowski

                               POWER OF ATTORNEY

                   With Respect to the Canada Life of America
                           Variable Annuity Account 1

Know all men by these presents that Thomas C. Scott whose signature appears below, constitutes and appoints Ronald E. Beettam and Thomas C. Scott and each of them, his attorneys-in-fact, with power of substitution, and each of them in any and all capacities, to sign any reports and amendments thereto for the Form N-4 for the Canada Life of America Variable Annuity Account 1 and to file the same, with exhibits thereto and other documents, in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.

Date: March 10, 2000


                                    /s/Thomas C. Scott
                                    ------------------
                                    Thomas C. Scott

                               POWER OF ATTORNEY

                   With Respect to the Canada Life of America
                           Variable Annuity Account 1

Know all men by these presents that Stephen H. Zimmerman whose signature appears below, constitutes and appoints Ronald E. Beettam and Thomas C. Scott and each of them, his attorneys-in-fact, with power of substitution, and each of them in any and all capacities, to sign any reports and amendments thereto for the Form N-4 for the Canada Life of America Variable Annuity Account 1 and to file the same, with exhibits thereto and other documents, in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.

Date: March 10, 2000


                                    /s/Stephen H. Zimmerman
                                    -----------------------
                                    Stephen H. Zimmerman